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                                                                   Exhibit 10.31

THIS WARRANT AND THE OTHER SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.


                         COMMON STOCK PURCHASE WARRANT

Warrant No. W-2                  Number of Shares Set Forth on Schedule A Hereto



                                 AUDIBLE, INC.


   1.   Issuance.  This Warrant is issued to Robin Williams ("Williams") by
        --------
Audible, Inc., a Delaware corporation (hereinafter with its successors called the "Company").

   2.   Exercise Price; Number of Shares.  Subject to the terms and conditions
        --------------------------------
hereinafter set forth, the registered holder of this Warrant (the "Holder"), commencing on the date hereof, is entitled upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the office of the Company or such other office as the Company shall notify the Holder in writing, to purchase from the Company at $8.00 per share (the "Exercise Price"), such number of fully paid and nonassessable shares of the Company's Common Stock, $0.01 par value (the "Common Stock") as is set forth on Schedule A (the "Warrant Shares").
                                              ----------
The Warrant Shares are subject to vesting as provided on Schedule A.
                                                         ----------

   3.   Payment of Exercise Price; Cashless Exercise.
        --------------------------------------------

        (a) The Exercise Price may be paid in cash, by check or wire transfer in immediately available funds, or as provided in 3(b) below.

        (b) At any time during the term of this Warrant, the Holder may also elect to exercise this Warrant (the "Conversion Right") with respect to a particular number of Warrant Shares (the "Converted Warrant Shares"), and the Company shall deliver to the Holder (without payment by the Holder of the Exercise Price in cash or any other consideration (other than the surrender of rights to receive Warrant Shares hereunder)) that number of shares of Common Stock equal to the quotient obtained by dividing: (x) the difference between
(i) the product of (A) the Current Market Price of a share of Common Stock multiplied by (B) the number of Converted Warrant Shares and (ii) the product of
(A) the Exercise Price multiplied by (B) the number of the Converted Warrant Shares, in each case as of the Conversion Date (as defined in Section 3(c) below)), by (y) the Current Market Price of a share of Common Stock on the Conversion Date. No fractional Warrant Shares shall be issuable upon exercise of the Conversion Right, and if the number of Warrant Shares to be issued determined in accordance with the following formula is
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other than a whole number, the Company shall pay to the holder of this Warrant an amount in cash equal to the Current Market Price of the resulting fractional Warrant Share on the Conversion Date.

        (c) The Conversion Right may be exercised by the Holder by the surrender of this Warrant as provided in Section 3(b), together with a written statement specifying that the Holder thereby intends to exercise the Conversion Right and indicating the number of Converted Warrant Shares which are covered by the exercise of the Warrant. Such conversion shall be effective upon receipt by the Corporation of this Warrant, together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"). The Corporation shall issue to the Holder as of the Conversion Date a certificate for the Warrant Shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant of like tenor evidencing the balance of the Warrant Shares remaining subject to this Warrant.

        (d) The term "Current Market Price" for the Common Stock as of a specified date shall mean: (i) if the Common Stock is publicly traded on such date, the average closing price per share over the preceding 10 trading days as reported on the principal stock exchange or quotation system on which the Common Stock is listed or quoted; or (ii) if the Common Stock is not publicly traded on such date, the Board of directors of the Company shall determine Current Market Price in its reasonable good faith judgment. The foregoing notwithstanding, if Holder advises the Board of Directors in writing that Holder disagrees with such determination, then the Company and Holder shall promptly agree upon a reputable investment banking firm to undertake such valuation. If the valuation of such investment banking firm is greater than that determined by the Board of Directors, then all fees and expenses of such investment banking firm shall be paid by the Company. In all other circumstances, such fees and expenses shall be paid by Holder.

   4.   Partial Exercise.  This Warrant may be exercised in part, and the Holder
        ----------------
shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

   5.   Issuance Date.  The person or persons in whose name or names any
        -------------
certificate representing shares of Common Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

   6.   Expiration Date.  This Warrant shall expire at the close of business on
        ---------------
June 17, 2009, and shall be void thereafter.

   7.   Reserved Shares; Valid Issuance; Restricted Stock.
        -------------------------------------------------

        (a) The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Common Stock, free from all preemptive or similar rights therein, as will be sufficient to permit the exercise of this Warrant in full. The Company further covenants that such shares as may be issued pursuant to the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

        (b) The Warrant Shares have not been registered under the Securities Act of 1933 (the "Securities Act"), as amended, or any applicable state securities laws. The Warrant Shares may not be sold or transferred unless such sale or transfer is in accordance with the registration requirements of the Securities Act and applicable laws or some other exemption from the registration requirements of the Securities Act and applicable laws - including a sale under Rule 144 - is available with respect thereto.

   8.   Adjustment of Number of Shares; Exercise Price; Nature of Securities
        --------------------------------------------------------------------
        Issuable Upon Exercise of Warrants.
        ----------------------------------

        (a)  Exercise Price; Adjustment of Number of Shares.  The Exercise
             ----------------------------------------------
Price set forth in Schedule A hereto and the number of shares purchasable hereunder shall be subject to adjustment from time to time as hereinafter provided.

        (b)  Reorganization, Reclassification, Consolidation, Merger or Sale.
             ---------------------------------------------------------------
If any capital reorganization or reclassification of the capital stock of the Company or any consolidation or merger of the Company with another entity, or the sale of all or substantially all of the Company's assets to another person or entity (collectively referred to as a "Transaction") shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or assets with respect to or in exchange for Common Stock, then, as a condition of such Transaction, reasonable, lawful and adequate provisions shall be made whereby the holder of this Warrant shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant, upon exercise of this Warrant and in lieu of the Warrant Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such number, amount and like kind of shares of stock, securities, cash or assets as may be issued or payable pursuant to the terms of the Transaction with respect to or in exchange for the number of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby as if such shares were outstanding immediately prior to the Transaction, and in any such case appropriate provision shall be made with respect to the rights and interest of the holders to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of Warrant Shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be practicable, in relation to any shares of stock or securities thereafter deliverable upon the exercise hereof.

         (c)  Stock Splits, Stock Dividends and Reverse Stock Splits.  If at
              ------------------------------------------------------
any time after the date hereof, the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, or shall declare and pay any stock dividend with respect to its outstanding stock that has the effect of increasing the number of outstanding shares of Common Stock, the Exercise Price in effect immediately prior to such subdivision or stock dividend shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision or stock dividend shall be proportionately increased, and conversely, in case at any time after the date hereof, the Company shall combine its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced.

         (d)  Dissolution, Liquidation or Wind-Up.  In case the Company shall,
              -----------------------------------
at any time prior to the exercise of this Warrant, dissolve, liquidate or wind up its affairs, the holder hereof shall be entitled, upon the exercise of this Warrant, to receive, in lieu of the Warrant Shares which the holder would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to such holder upon any such dissolution, liquidation or winding up with respect to such Warrant Shares, had such holder hereof been the holder of record of the Warrant Shares receivable upon the exercise of this Warrant on the record date for the determination of those persons entitled to receive any such liquidating distribution.

   9.   Fractional Shares.  In no event shall any fractional share of Common
        -----------------
Stock be issued upon any exercise of this Warrant. If, upon exercise of this Warrant as an entirety, the Holder would, except as provided in this Section 9, be entitled to receive a fractional share of Common Stock, then the Company shall issue the next higher number of full shares of Common Stock, issuing a full share with respect to such fractional share.

   10.  Notices of Record Date, Etc.  In the event of:
        ---------------------------

        (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right,

        (b) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets, or

       (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to the Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which any such reclassification, reorganization, consolidation, merger, sale or conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record in respect of such event are to be determined. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken.

   11.  Amendment.  The terms of this Warrant may be amended, modified or waived
        ---------
only with the written consent of the Company and the holder of this Warrant.

   12.  Governing Law.   The provisions and terms of this Warrant shall be
        -------------
governed by and construed in accordance with the internal laws of the State of New Jersey.

   13.  Successors and Assigns.  This Warrant shall be binding upon the
        ----------------------
Company's successors and assigns and shall inure to the benefit of the Holder's successors, legal representatives and permitted assigns.

   14.  Business Days.  If the last or appointed day for the taking of any
        -------------
action required or the expiration of any right granted herein shall be a Saturday or Sunday or a legal holiday, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.

Original Issue Date:  June 17, 1999      AUDIBLE, INC.


                                         By:    /s/ Andrew J. Huffman
                                                ___________________________
                                                Andrew J. Huffman
                                         Title: President

                                  SCHEDULE A

     The Holder shall be entitled to exercise this Warrant for shares of Common Stock as follows:

(1)  Number of Warrant Shares
     ------------------------

     This Warrant shall be exercisable for up to 750,000 shares of Common Stock.

(2)  Vesting
     -------

     The Warrant Shares shall become exercisable in accordance with the following vesting schedule so long as Williams continues to perform services pursuant to that certain Agreement by and between the Company and Williams, dated as of the date hereof (the "Services Agreement"):

     (a) 250,000 Warrant Shares shall become exercisable on such date, if ever, that Williams purchases 150,000 shares of Common Stock from the Company in conjunction with its initial public offering of shares of its Common Stock pursuant to an effective registration statement (the "IPO").

     (b) 31,250 Warrant Shares shall vest on the last day of each calendar quarter that begins one year from the date hereof until the third anniversary of the date hereof as follows: September 30 and December 31, 2000, March 31,
June 30, September 30 and December 31, 2001, and March 31 and June 30, 2002.

     (c) 125,000 Warrant Shares shall vest on June 30, 2002 if Williams has exercised his right to extend the Services Agreement for a Fourth Contract Year (as defined in the Services Agreement). 31,250 Warrant Shares shall vest at the end of each calendar quarter for one year thereafter as follows: September 30 and December 31, 2002, and March 31 and June 30, 2003.

     Not withstanding the forgoing the Warrant Shares shall become 100% exercisable upon the closing of an event described in Sections 8(b) or 8(d).

                                  Subscription


To:____________________           Date:_________________________


   The undersigned hereby subscribes for __________ shares of Common Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:



                                  ______________________________
                                  Signature

                                  ______________________________
                                  Name for Registration

                                  ______________________________
                                  Mailing Address

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                                  Assignment


   For value received __________________________________________ hereby sells,

assigns and transfers unto ___________________________________________________

______________________________________________________________________________
           Please print or typewrite name and address of Assignee

______________________________________________________________________________

a portion of the within Warrant equal to _____________ shares, and does hereby irrevocably constitute and appoint ___________________________ its attorney to transfer said portion of the within Warrant on the books of the within named Company with full power of substitution on the premises.

Dated:_______________________

                                  ______________________________

In the Presence of:


_____________________________

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